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Astute Systems, Inc.
1315 Greg St., Suite 103
Sparks, Nevada 89431
Phone:  (702) 356-2300
Fax:  (702) 356-2301

                                 SALES ORDER
                                  ADDENDUM
                                     "A"

                                                                       11/1996
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    1.   Astute Systems, Inc. agrees to extend the original "Sales Order
         Schedule and Software License Agreement" with National Medical Financial Services Corporation, dated January 3, 1995 for a term of 10 years. The extension term will become effective as of December 1, 1996.

    2. Under the provisions of the "Sales Order Schedule and Software License Agreement" extension and effective coterminous with the "Sales Order Schedule and Software License Agreement" the "Commercial Warranty and Licensed Software Support Agreement" will be included at no charge to National Medical Financial Services Corporation.






ASTUTE SYSTEMS, INC.           NATIONAL MEDICAL FINANCIAL SERVICES CORPORATION

BY:  Eric D. Robinson          BY:  Robert W. Horner, Jr.
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TITLE:  President & CEO        TITLE:  Chief Financial Officer
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DATE:   November 1996          DATE:   November 1996
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